UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 11, 2005
(Date of Report—Date of Earliest Event Reported)
D.R. Horton, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14122	75-2386963

(State or Other Jurisdiction	(Commission File	(IRS Employer Identification No.)
of Incorporation)	Number)
D.R. Horton Tower, 301 Commerce Street, Suite 500,
Fort Worth, Texas 76102
(Address of Principal Executive Offices)
(817) 390-8200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
RECENT ACCOUNTING PRONOUNCEMENT — EITF 04-8.
In October 2004, the Financial Accounting Standards Board ratified Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share” (EITF 04-8). EITF 04-8 requires that shares underlying contingently convertible debt be included in diluted earnings per share computations using the if-converted method regardless of whether the market price trigger or other contingent features have been met. The effective date for EITF 04-8 is for reporting periods ending after December 15, 2004. EITF 04-8 also requires restatement of earnings per share amounts for prior periods presented during which the instrument was outstanding. In May 2001, the Company issued 381,113 zero coupon convertible senior notes, which were converted into shares of its common stock in June 2003. During certain quarters of the years ended September 30, 2003 and 2002, the market price trigger was not met and the convertible shares were not included in the computation of diluted earnings per share.
As previously reported in the Company’s Form 10-Q, in Note I to the Consolidated Financial Statements, for each of the quarterly periods ended June 30, 2005, March 31, 2005 and December 31, 2004, the following table sets forth the effects of the adoption of EITF 04-8 on diluted net income per share for the periods affected. Per share amounts have been adjusted to reflect the effects of all stock splits paid subsequent to the date these per share amounts were originally reported.

	Year Ended
	September 30,
	2003	2002

Reported diluted net income per share	$2.05	$1.44
Per share effect of adoption of EITF 04-8	(0.06)	(0.05)

Adjusted diluted net income per share	$1.99	$1.39

EITF 04-8 was not effective when the Company filed its annual report on Form 10-K for the year ended September 30, 2004 with the Securities and Exchange Commission (the “SEC”). The Company intends to file a registration statement on Form S-3 with the SEC later today, which, according to the rules and regulations of the SEC, will incorporate by reference the Company’s latest annual report on Form 10-K and all other reports filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended. Accordingly, the Company is filing this current report on Form 8-K to update its Consolidated Financial Statements and Related Notes for the three years ended September 30, 2004 to reflect the effects of EITF 04-8 on its reported diluted net income per share (as summarized in the table above) and to reflect the effects of the Company’s March 2005 four-for-three stock split. As a result, this current report on Form 8-K, including these updated Consolidated Financial Statements and Related Notes, will be incorporated by reference into such registration statement on Form S-3.

This Form 8-K does not reflect events or disclosures occurring after the filing of the original Form 10-K for the year ended September 30, 2004, and does not modify or update the disclosures therein in any way, other than as required to reflect the effects of EITF 04-8 on our diluted net income per share and to reflect the effects of the Company’s March 2005 four-for-three stock split.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

23.1	Consent of Ernst & Young LLP

99.1	Consolidated Financial Statements and Related Notes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 11, 2005

D. R. Horton, Inc.
By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Consolidated Financial Statements and Related Notes